Exhibit 99.2

Investor Presentation Fourth Quarter 2019

2 Why Bridgewater Bank? Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Bridgewater Bancshares, Inc. (the “Company”). These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the negative effects of the COVID-19 pandemic, including its effects on the economic environment, our clients and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; business and economic conditions generally and in the financial services industry, nationally and within our market area; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the future implementation of the Current Expected Credit Loss Standard; our high concentration of large loans to certain borrowers; our concentration of large deposits from certain clients; our ability to successfully manage liquidity risk; our dependence on non-core funding sources and our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative reference rates; the composition of our senior leadership team and our ability to attract and retain key personnel; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes; interest rate risk; fluctuations in the values of the securities held in our securities portfolio; the imposition of tariffs or other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics (including the COVID-19 pandemic), acts of war or terrorism or other adverse external events; potential impairment to the goodwill we recorded in connection with our past acquisition; and any other risks described in the “Risk Factors” sections of reports and other documents filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although we believe that such information is accurate and that the sources from which it has been obtained are reliable, we cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

1 Adjusted to exclude tax-adjusted FHLB prepayment fees. 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 3 Why Bridgewater Bank? Q4 2020 Highlights $0.17 Reported $0.32 Adjusted1 • Net income of $5.0 million, which included a non-recurring charge of $5.6 million attributed to prepayment fees on longer term FHLB advances • Pre-provision net revenue2 (“PPNR”) of $16.3 million, which translates to PPNR ROA of 2.30% • Net interest margin of 3.61%; core net interest margin, excluding PPP, of 3.52% compared to Q3 2020 net interest margin of 3.28% and core net interest margin of 3.33% • $1.7 million in PPP deferred origination fees recognized, including approximately $1.1 million associated with the forgiveness of $43.1 million PPP loans, which contributed 16 bps to the net interest margin Diluted EPS Efficiency Ratio2 Return on Average Common Equity Return on Average Assets 0.70% Reported 1.31% Adjusted1 7.45% Reported 13.86% Adjusted1 59.0% Reported 36.6% Adjusted Earnings Deposits • Deposits reached $2.50 billion, an increase of $228.6 million, or 10.1% growth over the prior quarter due to new client acquisition initiatives and pandemic-related accumulation of liquidity by existing clients • Noninterest bearing deposits grew 46% YoY to $671.9 million and account for 27% of total deposits • Cost of interest bearing deposits declined 25 basis points to 0.96% compared to 1.21% in Q3 2020 Loans and Asset Quality • Gross loans reached $2.19 billion, excluding PPP loans, an increase of $110.3 million, or 21.2% annualized growth over the prior quarter • Nonperforming assets to total assets was 0.03% compared to 0.02% in Q3 2020 • Provision of $3.9 million was recorded bringing the allowance to total loans to 1.50% or 1.59% when excluding PPP loans • Net charge-offs to average loans of 0.08% compared to 0.00% in Q3 2020

BRIDGEWATER BANCSHARES, INC.

Q4 2020 Financial Results

(dollars in thousands)	Q4 2020	QoQ Comparison Q3 2020	QoQ Comparison % Change	YoY Comparison Q4 2019	YoY Comparison % Change
Income Statement Summary					
Interest Income	$ 30,699	$ 28,493	7.7%	$ 27,419	12.0%
Interest Expense	5,858	6,814	(14.0)	7,491	(21.8)
Net Interest Income	24,841	21,679	14.6	19,928	24.7
Provision for Loan Losses	3,900	3,750	4.0	600	550.0
Net Interest Income after Provision	20,941	17,929	16.8	19,328	8.3
Noninterest Income	986	1,157	(14.8)	1,112	(11.3)
Noninterest Expense	15,258	9,672	57.8	10,489	45.5
Pretax Income	6,669	9,414	(29.2)	9,951	(33.0)
Provision for Income Taxes	1,690	2,240	(24.6)	1,380	22.5
Net Income	$ 4,979	$ 7,174	(30.6)	$ 9,951	(50.0)
Diluted EPS	$ 0.17	$ 0.25	(32.0)	$ 0.29	(41.4)
Balance Sheet Summary					
Total Assets	$ 2,927,345	$ 2,774,564	5.5%	$ 2,268,830	29.0%
Loans, Gross	2,326,428	2,259,228	3.0	1,912,038	21.7
Deposits	2,501,636	2,273,044	10.1	1,823,310	37.2
Tangible Common Equity[1]	262,109	262,088	0.0	241,307	8.6
*Profitability Metrics**	**Q4 2020**	**Q3 2020**	**Net Change**	**Q4 2019**	**Net Change**
Return on Average Assets (ROA)	0.70%	1.05%	(0.35)	1.53%	(0.83)
Pre-Provision Net Revenue ROA[1]	2.30	1.94	0.36	2.09	0.21
Return on Average Equity (ROE)	7.45	10.84	(3.39)	14.16	(6.71)
Net Interest Margin	3.61	3.28	0.33	3.65	(0.04)
Adjusted Efficiency Ratio[1]	36.6	41.7	(5.10)	44.3	(7.70)

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation.
* Change in basis points for profitability metrics

4

5 Dollars in thousands Core Earnings Capital Generation Strong Core Earnings Generation Pre-Provision Net Revenue¹, Net Income, and ROA $11,679 $12,157 $13,039 $13,200 $16,298 $8,571 $7,443 $7,598 $7,174 $4,979 2.09% 2.11% 2.00% 1.94% 2.30% 1.53% 1.29% 1.17% 1.05% 0.70% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 PPNR¹ Net Income PPNR ROA¹ ROA 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

6 Dollars in thousands Solid Capital and Liquidity Consolidated Capital Ratios On & Off-Balance Sheet Liquidity as % of Total Assets 14.2% 15.2% 18.3% 16.8% 18.4% 18.9% 14.0% 16.1% 15.5% 19.8% $749,816 $706,323 $948,234 $894,373 $1,121,145 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 On-Balance Sheet Liquidity as a % of Assets Off-Balance Sheet Liquidity as a % of Assets 10.69% 10.51% 9.94% 9.83% 9.28% 11.39% 11.10% 11.39% 11.03% 10.35% 12.98% 13.38% 15.99% 15.45% 14.58% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Tier 1 Leverage Ratio Common Equity Tier 1 Capital Ratio Total Risk-Based Capital Ratio

$241,307 $244,704 $253,799 $262,088 $262,109 10.65% 10.13% 9.23% 9.46% 8.96% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Tangible Common Equity ($000)¹ Tangible Common Equity to Tangible Assets¹ $4.53 $5.40 $7.22 $8.33 $9.31 2016 2017 2018 2019 2020 Tangible Book Value Per Share¹ 7 Compound Tangible Book Value Strong Capital and Liquidity Compound Tangible Book Value Tangible Book Value Tangible Common Equity 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands

Twin Cities Minnesota 8 Source: S&P Global Market Intelligence Efficient Branch Footprint Efficient Branch Footprint

9 Source: S&P Global Market Intelligence; deposit market share data as of 6/30/2020. Twin Cities Deposit Landscape Growing Market Share 2006 Total Market 2020 Total Market Top 10 Institutions Deposits ($000) Share Top 10 Institutions Deposits ($000) Share Wells Fargo & Co. 16,308,234 $ 27.59% U.S. Bancorp 83,341,943 $ 38.23% U.S. Bancorp 15,535,660 $ 26.28% Wells Fargo & Co. 65,154,088 $ 29.88% TCF Financial Corp. 3,686,508 $ 6.24% TCF Financial Corp. 8,226,068 $ 3.77% Marshall & Iisley Corp. 1,729,917 $ 2.93% Bank of Montreal 5,928,722 $ 2.72% Bremer Financial Corp. 1,720,239 $ 2.91% Bremer Financial Corp. 5,801,429 $ 2.66% Associated Banc-Corp 1,162,530 $ 1.97% Ameriprise Bank, fsb 5,300,381 $ 2.43% Klein Financial Inc. 880,289 $ 1.49% Bank of America Corp. 4,634,383 $ 2.13% Inter Savings Bank, fsb 558,660 $ 0.94% Old National Bancorp 3,585,042 $ 1.64% Excel Bank Corp. 505,614 $ 0.86% Bridgewater Bancshares 2,289,454 $ 1.05% American Bancorp 457,414 $ 0.77% Associated Banc-Corp 2,277,702 $ 1.04% Total Deposits 42,545,065 $ 71.98% Total Deposits 186,539,212 $ 85.55% Total Bank Deposits 59,119,026 $ 197 Total Bank Deposits 218,026,091 $ 144 % of Twin Cities MSA Deposits 71.98% % of Twin Cities MSA Deposits 85.55% Total Bank Deposits - Minneapolis-St.Paul-Bloomington, MN-WI MSA

10 Stable Core Operating Efficiency Efficiency Ratio Operating Expense Composition 1.67 1.68 1.37 1.40 1.34 0.20 0.01 0.27 0.02 0.82 44.3 44.1 40.4 41.7 36.6 49.6 44.4 48.6 42.3 59.0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Adjustment Factors¹ / Avg. Assets Adj. NIE / Avg. Assets Adjusted Efficiency Ratio¹ Efficiency Ratio¹ $6,235 $6,454 $6,348 $6,550 $6,216 $883 $713 $672 $894 $979 $480 $495 $564 $652 $690 $1,763 $1,999 $1,335 $1,431 $1,614 $1,128 $85 $362 $145 $146 $1,430 $5,613 $10,489 $9,746 $10,711 $9,672 $15,258 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Personnel Occupancy Technology Other Historic Tax Credit Amortization FHLB Advance Prepayment Fees 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands

$0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Weekly Average Cash FHLB Term Advances 11 Given the low interest rate environment and extraordinary deposit inflows during the year, the Company took action to remove inefficient, longer term FHLB advances from its balance sheet. By extinguishing the debt early and incurring $5.6 million of prepayment penalties in the fourth quarter, the Company accelerated the future interest expense of these advances into the current period. Ultimately, the strategy better orients the balance sheet, improves the net interest margin outlook and future earnings power of the Company. FHLB Prepayment Strategy Dollars in thousands In November, the Company prepaid $44.0 million of advances with a weighted average rate of 2.65% In December, the Company prepaid $25.0 million of advances with a weighted average rate of 3.20%

12 ¹Excludes PPP loan yield impact *Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% Dollars in thousands Net Interest Margin • 24.7% YoY growth in net interest income • Q4 2020 net interest income includes the accelerated recognition of $1.1 million of PPP loan origination fees, which contributed 16 bps to NIM • Q4 2020 NIM was 3.52% when excluding PPP loans and corresponding deposits • Loan yields¹ only declined 6 bps while total interest bearing deposit costs decreased 25 bps when compared to the linked-quarter Net Interest Margin $19,928 $20,102 $21,342 $21,679 $24,841 3.65% 3.59% 3.38% 3.28% 3.61% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net Interest Income Net Interest Margin*

$1,872,234 $1,954,959 $2,152,398 $2,206,807 $2,301,328 5.33% 5.17% 5.01% 4.93% 4.87% 5.00% 4.90% 4.76% 4.69% 4.59% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Average Loans Loan Yield Loan Yield Excluding Fees 13 *Yield is adjusted to exclude PPP loans Dollars in thousands Spot Rate 2.58% Spot Rate 4.45%* Spot Rate 0.74% Spot Rate 0.71% Net Interest Drivers * $263,926 $282,914 $295,352 $339,387 $371,463 3.38% 3.43% 3.13% 2.68% 2.70% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Average Investments Investment Yield $1,341,910 $1,374,864 $1,501,946 $1,597,127 $1,687,342 1.79% 1.67% 1.38% 1.21% 0.96% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Average Interest Bearing Deposits Cost of Int. Bearing Deposits $1,341,910 $1,374,864 $1,501,946 $1,597,127 $1,687,342 $451,265 $444,201 $603,456 $615,214 $654,299 $177,290 $234,463 $237,056 $214,758 $187,964 1.51% 1.44% 1.17% 1.12% 0.92% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Avg. Interest Bearing Deposits Avg. Noninterest Bearing Deposits Avg. Borrowings Cost of Liability Funding Average Investments and Yield Average Loans and Yield Cost of Interest Bearing Deposits Cost of Liability Funding

14 Dollars in thousands Loan Portfolio Repricing Loan Portfolio – Repricing Composition 18.2%, Adjustable 24.6%, Variable 57.1%, Fixed Variable/Adjustable Loans vs. Rate Floors Fixed/Adjustable Years to Maturity/Repricing 88% 77% 63% 61% 80% 80% 12% 23% 37% 39% 20% 20% $250,439 $341,938 $272,698 $195,156 $278,671 $419,743 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years > 5 Years Fixed Adjustable Index Rate At Floor 0 to -25 bps -26 to -50 bps -51 to -75 bps -76 to -100 bps > -100 bps Total PRIME 310,260 $ 22,349 $ 4,430 $ 31 $ 115 $ 194 $ 337,379 $ Libor 145,579 11,465 - - 13,669 - 170,714 2 Yr FHLB 4,299 - - - - - 4,299 3 Yr FHLB 47,198 - - - - - 47,198 5 Yr FHLB 41,823 - - - - - 41,823 1 Yr CMT 3,780 - - - - - 3,780 2 Yr CMT 6,085 - 8,551 - - 1,732 16,368 3 Yr CMT 60,554 3,706 2,358 7,411 10,108 1,259 85,395 5 Yr CMT 163,547 18,517 2,333 6,415 1,923 1,710 194,445 10 Yr CMT 534 - - - - - 534 Total 783,659 $ 56,038 $ 17,671 $ 13,857 $ 25,816 $ 4,895 $ 901,935 $

$47,666 $37,678 $31,661 $22,447 $5,266 $24,984 $34,464 $10,171 $29,189 $11,469 $72,650 $72,142 $41,832 $51,636 $16,735 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Retail Time Deposit Maturities Wholesale Time Deposit Maturities* 15 *Excludes rolling short term brokered funding balances related to interest rate hedges 1 Rate indicated assumes renewal into like term at market rates as of January 22, 2021 Dollars in thousands • $255 million in time deposits maturing in the next 5 quarters at a blended cost of 1.75% Deposit Repricing Opportunities Time Deposit Maturities Maturity Dates Balance* Weighted Avg. Yield Implied Repricing Rate1 % of Total Portfolio Jan-21 27,606 $ 1.91% 0.38% 4.27% Feb-21 22,694 2.00% 0.40% 3.51% Mar-21 22,350 2.06% 0.32% 3.46% Apr-21 24,141 1.33% 0.36% 3.73% May-21 25,538 1.91% 0.44% 3.95% Jun-21 22,463 1.78% 0.46% 3.48% Jul-21 12,147 1.61% 0.42% 1.88% Aug-21 15,930 1.75% 0.44% 2.46% Sep-21 13,755 1.21% 0.38% 2.13% Oct-21 26,882 1.52% 0.48% 4.16% Nov-21 10,262 1.42% 0.42% 1.59% Dec-21 14,492 1.63% 0.42% 2.24% Jan-22 5,878 2.27% 0.46% 0.91% Feb-22 8,339 2.16% 0.54% 1.29% Mar-22 2,518 2.54% 0.41% 0.39% Total 254,995 $ 1.75% 0.41% 39.45% Time Deposit Repricing

Bridgewater Bancshares, Inc.

Deposit Growth


37.2% YoY Growth
$1,823,310
$1,900,127
$2,242,051
$60,000
$2,273,044
$30,000
$2,501,636
$18,500
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Total Deposits ($000's)
PPP Loan Deposits ($000's)

- 46% YoY growth[1] in noninterest bearing deposits
- Internal deposit growth plan momentum
- Capitalizing on unique opportunity to migrate numerous new client relationships neglected or underserved by their primary bank during the multiple rounds of PPP
- Robust deposit inflows reflect both successful new client acquisition initiatives and pandemic-related accumulation of liquidity by existing clients. The Company expects balance fluctuations in future periods.

[1] Excludes $18.5 million of noninterest bearing deposit growth associated with remaining PPP loan funds
Dollars in thousands

16

23.3% 21.9% 23.6% 24.5% 26.9% 13.0% 13.2% 11.5% 14.5% 14.6% 23.4% 27.6% 25.8% 28.3% 26.3% 26.6% 21.8% 20.4% 19.8% 14.1% 13.7% 15.5% 18.7% 12.9% 18.1% $1,023,508 $1,339,350 $1,560,934 $1,823,310 $2,501,636 2016 2017 2018 2019 2020 Noninterest Bearing Transaction Deposits Interest Bearing Transaction Deposits Savings & Money Market Deposits Time Deposits Brokered Deposits 17 Dollars in thousands Historical Deposit Composition Historical Deposit Composition • Continue to attract in-market lenders and deposit gatherers with loyal client bases from institutions disrupted by M&A • Average core deposits per branch surpassed $275 million • Growth in brokered deposits linked to balance sheet swaps and utilized given their flexible structures, optionality and efficiency not afforded in traditional, retail deposit channels

$180,228 $181,596 $138,454 $1,912,038 $2,002,817 $2,193,778 $2,259,228 $2,326,428 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Total Gross Loans ($000's) PPP Loans ($000's) 18 Loan Growth • 14.4% YoY loan growth, excluding PPP loans • Q4 2020 gross loans grew $110.3 million, or 21.2% annualized, excluding PPP loans • Continued focus on profitable loan growth and disciplined pricing • Meaningful new and diverse client acquisition opportunities generated through PPP Loan Growth Dollars in thousands

10.6% 9.7% 12.6% 10.3% 7.3% 17.9% 14.5% 13.6% 13.6% 12.7% 0.4% 0.3% 0.2% 0.2% 0.3% 20.5% 23.6% 24.5% 26.9% 26.9% 6.2% 4.9% 3.9% 3.5% 3.2% 31.2% 30.8% 29.5% 31.0% 30.5% 13.2% 16.2% 15.7% 14.5% 13.1% 6.0% $1,000,739 $1,347,113 $1,664,931 $1,912,038 $2,326,428 2016 2017 2018 2019 2020 Construction & Development 1-4 Family Consumer & Other Multifamily Owner-Occupied CRE Non Owner-Occupied CRE Commercial & Industrial Paycheck Protection Program 19 Dollars in thousands Historical Loan Composition Historical Loan Composition • Strong organic growth • Well diversified portfolio among asset classes • Multifamily niche mitigates concentrations and portfolio risk • Geographic focus on Twin Cities MSA

20 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Full Payment Interest Only 16% 7-12 Month 1-3 Month 4-6 Month 4-6 Month 1Excludes PPP Loans Modifications as of December 31, 2020 Dollars in thousands Expiration of Modifications as of December 31, 2020 Loan Type CRE Nonowner Occupied Multifamily Construction and Development 1-4 Family Mortgage CRE Owner Occupied Commercial and Industrial Consumer and Other Total Balance September 30, 2020 $ 128,252 $ 42,273 $ - $ 5,589 $ 3,148 $ 12,119 $ - $ 191,381 Modification Expired (114,042) (18,637) - (5,170) (3,148) (1,649) - (142,646) 2nd Modification Granted 21,362 - - - 597 4,834 - 26,793 New Modifications 1,477 - - - 16 68 - 1,561 Net Principal Change (4,840) - - (371) - (5,326) - (10,537) Balance December 31, 2020 $ 32,209 $ 23,636 $ - $ 48 $ 613 $ 10,046 $ - $ 66,552 Total Portfolio Principal Balance1 $ 709,300 $ 626,465 $ 170,217 $ 294,479 $ 75,604 $ 304,220 $ 7,689 $ 2,187,974 % of Total Gross Loans 4.5% 3.8% 0.0% 0.0% 0.8% 3.3% 0.0% 3.0% % on Watchlist 68.1% 0.0% 0.0% 0.0% 0.0% 75.7% 0.0% 44.4% % Classified as Substandard 0.0% 0.0% 0.0% 0.0% 100.0% 0.0% 0.0% 0.9% Linked Quarter % Decline -74.9% -44.1% 0.0% -99.1% -80.5% -17.1% 0.0% -65.2% $1,735 $32,782 $7,926 $24,110 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Modification Expiration

21 Dollars in thousands Loan Portfolio Composition Loans by Type Loan Portfolio Composition CRE NOO 30.5% Multifamily 26.9% C&D 7.3% 1-4 Family 12.7% CRE OO 3.2% C&I 13.1% PPP 6.0% Consumer & Other 0.3% $2.33 Billion $191,381 $66,552 $0 $50,000 $100,000 $150,000 $200,000 $250,000 9/30/20 12/31/20 Modifications Modification Summary % of Balance Total Investor Real Estate Secured CRE Nonowner Occupied (CRE NOO) 709,300 $ 30.5% Multifamily 626,465 26.9% Construction and Development (C&D) 170,217 7.3% Total Investor Real Estate Secured 1,505,982 64.7% 1-4 Family Residential 294,479 12.7% CRE Owner Occupied (CRE OO) 75,604 3.2% Commercial and Industrial (C&I) 304,220 13.1% SBA Paycheck Protection Program (PPP) 138,454 6.0% Consumer and Other 7,689 0.3% Total Loans, Gross 2,326,428 100.0%

Dollars in thousands 22 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) By Property Type Portfolio Characteristics – CRE NOO Loan Balance Outstanding $709,300 % of Total Loans, Gross 30.5% Number of Loans 364 Average Loan Size $1,949 Loan-to-Value (Weighted Average) 58.8% 5 Year Net Charge-Offs (%) 0.05% Modification Summary Office 26.9% Retail 22.4% Industrial 22.0% Nursing/ Assisted Living 10.3% Hotels 4.4% Restaurant 3.0% Other 11.0% Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) $709 Million Full Payment Interest Only 23% 77% 7-12 Month 1-3 Month 4-6 Month 4-6 Month $128,252 $32,209 $0 $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 9/30/20 12/31/20 Modifications Risk Rating Number of Loans 12/31/20 Total Pass 351 $ 667,336 Watch 9 29,576 Substandard 4 12,388 Total 364 $ 709,300

Dollars in thousands Modification Summary $18,489 $3,839 $0 $10,000 $20,000 $30,000 9/30/20 12/31/20 Modifications 23 By Property Square Footage Portfolio Characteristics – CRE NOO Office Loan Balance Outstanding $191,142 % of Total Loans, Gross 8.2% Number of Loans 100 Average Loan Size $1,911 Loan-to-Value (Weighted Average) 59.1% Investor Real Estate Secured: CRE NOO Retail Investor Real Estate Secured: CRE NOO Office 0-50k Sq Ft, 42.0% 50k - 125k Sq Ft, 18.3% 125k - 200k Sq Ft, 13.0% 200k+ Sq Ft, 26.7% $191 Million Risk Rating Number of Loans 12/31/20 Total Pass 99 $ 190,856 Watch -- Substandard 1 286 Total 100 $ 191,142

Dollars in thousands Modification Summary $61,858 $6,199 $0 $15,000 $30,000 $45,000 $60,000 $75,000 9/30/20 12/31/20 Modifications 24 By Property Square Footage Portfolio Characteristics – CRE NOO Retail Loan Balance Outstanding $164,840 % of Total Loans, Gross 7.1% Number of Loans 105 Average Loan Size $1,570 Loan-to-Value (Weighted Average) 61.3% Investor Real Estate Secured: CRE NOO Retail Investor Real Estate Secured: CRE NOO Retail 0-25k Sq Ft, 50.1% 25k - 75k Sq Ft, 30.0% 75k - 125k Sq Ft, 12.0% 125k+ Sq Ft, 7.9% $165 Million Risk Rating Number of Loans 12/31/20 Total Pass 99 $ 152,522 Watch 4 9,216 Substandard 2 3,102 Total 105 $ 164,840

Dollars in thousands Modification Summary $6,684 $1,565 $0 $2,000 $4,000 $6,000 $8,000 $10,000 9/30/20 12/31/20 Modifications 25 By Property Square Footage Portfolio Characteristics – CRE NOO Industrial Loan Balance Outstanding $156,151 % of Total Loans, Gross 6.7% Number of Loans 67 Average Loan Size $2,331 Loan-to-Value (Weighted Average) 54.6% Investor Real Estate Secured: CRE NOO Retail Investor Real Estate Secured: CRE NOO Industrial 0-50k Sq Ft, 25.1% 50k - 125k Sq Ft, 29.0% 125k+ Sq Ft, 45.9% $156 Million Risk Rating Number of Loans 12/31/20 Total Pass 67 $ 156,151 Watch -- Substandard -- Total 67 $ 156,151

26 *Based on state of primary real property collateral if available, otherwise borrower address is used. Investor Real Estate Secured: CRE NOO Hotels By Geography * Portfolio Characteristics – CRE NOO Hotels Loan Balance Outstanding $31,528 % of Total Loans, Gross 1.4% Number of Loans 6 Average Loan Size $5,255 Loan-to-Value (Weighted Average) 63.3% Twin Cities MSA 88.6% MN 11.4% $32 Million Investor Real Estate Secured: CRE NOO Hotels 4-6 Month Full Payment 100% Modification Summary $19,269 $15,720 -$2,000 $2,000 $6,000 $10,000 $14,000 $18,000 $22,000 $26,000 $30,000 9/30/20 12/31/20 Modifications Risk Rating Number of Loans 12/31/20 Total Pass 3 $ 15,808 Watch 3 15,720 Substandard -- Total 6 $ 31,528 Dollars in thousands

27 By Restaurant Type Portfolio Characteristics – CRE NOO Restaurant Loan Balance Outstanding $21,291 % of Total Loans, Gross 0.9% Number of Loans 17 Average Loan Size $1,252 Loan-to-Value (Weighted Average) 58.7% Investor Real Estate Secured: CRE NOO Restaurant Investor Real Estate Secured: CRE NOO Restaurant Full-Service 34.9% Quick-Service 39.8% Tap Rooms 11.1% Coffee Shops & Bakeries 14.2% $21 Million Interest Only 96% 4% 4-6 Month 7-12 Month Modification Summary Risk Rating Number of Loans 12/31/20 Total Pass 17 $ 21,291 Watch -- Substandard -- Total 17 $ 29,291 $12,501 $4,549 $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 $20,000 9/30/20 12/31/20 Modifications Dollars in thousands

5-19 Units 15.2% 20-49 Units 24.2% 50-99 Units 27.8% 100+ Units 32.9% $626 Million 28 By Unit Type Portfolio Characteristics – Multifamily Loan Balance Outstanding $626,465 % of Total Loans, Gross 26.9% Number of Loans 316 Average Loan Size $1,982 Loan-to-Value (Weighted Average) 62.3% 5 Year Net Charge-Offs (%) 0.00% Investor Real Estate Secured: CRE NOO Restaurant Investor Real Estate Secured: Multifamily Interest Only 44% 56% 7-12 Month 100% Risk Rating Number of Loans 12/31/20 Total Pass 316 $ 626,465 Watch -- Substandard -- Total 316 $ 626,465 Modification Summary $42,273 $23,636 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 9/30/20 12/31/20 Modifications Dollars in thousands

Residential 34.9% Multifamily 37.9% CRE Other 7.8% Land 19.4% $170 Million 29 By Property Type By Geography* Land Portfolio Composition Investor Real Estate Secured: CRE NOO Restaurant Investor Real Estate Secured: Construction and Development Portfolio Characteristics – C&D Loan Balance Outstanding $170,217 % of Total Loans, Gross 7.3% % Utilization of Commitments 35.9% Number of Loans 283 Average Loan Size $601 Loan-to-Value (Weighted Average) 63.6% 5 Year Net Charge-Offs (%) 0.05% Twin Cities MSA 88.2% MN 0.4% Other States 11.2% Finished Lots, 32.1% Developed Land, 48.7% Undeveloped Land, 19.2% $34 Million Dollars in thousands *Based on state of primary real property collateral if available, otherwise borrower address is used.

30 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) By Property Type Portfolio Characteristics – CRE OO Loan Balance Outstanding $75,604 % of Total Loans, Gross 3.2% Number of Loans 123 Average Loan Size $615 Loan-to-Value (Weighted Average) 58.4% 5 Year Net Charge-Offs (%) 0.04% Office 25.4% Retail 12.8% Industrial 50.3% Restaurant 3.8% Other 7.8% $76 Million Real Estate Secured: CRE Owner Occupied 4-6 Month 4-6 Month Modification Summary $3,148 $613 $0 $1,500 $3,000 $4,500 $6,000 $7,500 9/30/20 12/31/20 Modifications Risk Rating Number of Loans 12/31/20 Total Pass 119 $ 74,734 Watch -- Substandard 4 870 Total 123 $ 75,604 Dollars in thousands

Dollars in thousands Real Estate and Rental and Leasing, 34.7% Construction, 20.4% Manufacturing, 11.4% Finance & Insurance, 10.3% Other, 9.3% Professional Services, 5.4% Wholesale/Retai l Trade, 4.9% Accomodation & Food Services, 3.6% $304 Million 31 *Distribution by North American Industry Classification System (NAICS). Any industries included in Other category are individually < 3% of total portfolio. By Industry * Portfolio Characteristics – C&I Loan Balance Outstanding $304,220 % of Total Loans, Gross 13.1% Number of Loans 707 Average Loan Size $430 Number of Relationships 447 5 Year Net Charge-Offs (%) 0.03% Commercial and Industrial Full Payment Interest Only 43% 57% 4-6 Month 1-3 Month Modification Summary $12,119 $10,046 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 9/30/20 12/31/20 Modifications Risk Rating Number of Loans 12/31/20 Total Pass 690 $ 289,465 Watch 11 14,516 Substandard 6 239 Total 707 $ 304,220

32 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Watch List By Loan Type Substandard List By Loan Type C&I 32.3% CRE NOO Retail 20.6% CRE NOO Hotels 35.1% 1-4 Family 1.6% CRE Other 10.4% $45 Million Asset Quality Dollars in thousands Watch List Characteristics Loan Balance Outstanding $44,795 % of Total Loans, Gross 1.9% Number of Loans 21 Average Loan Size $2,133 Substandard List Characteristics Loan Balance Outstanding $15,164 % of Total Loans, Gross 0.7% Number of Loans 22 Average Loan Size $689 % of Bank Tier 1 Capital + ALLL 4.5% CRE Other 59.3% CRE NOO Retail 20.5% 1-4 Family 9.9% CRE OO 5.7% CRE NOO Office 1.9% C&I 1.6% C&D 1.0% Consumer & Other 0.1% $15 Million

Dollars in thousands 33 Asset Quality Asset Quality $6,506 $1,720 $581 $461 $775 0.52% 0.11% 0.03% 0.02% 0.03% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2016 2017 2018 2019 2020 NPAs ($000s) % of Assets $12,333 $16,502 $20,031 $22,526 $34,841 1.23% 1.22% 1.20% 1.18% 1.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 ALLL ($000s) % of Gross Loans $969 $6 $46 $205 $435 0.11% 0.00% 0.00% 0.01% 0.02% -0.05% -0.03% 0.00% 0.03% 0.05% 0.08% 0.10% 0.13% $(150) $100 $350 $600 $850 $1,100 $1,350 $1,600 2016 2017 2018 2019 2020 NCOs ($000s) % of Avg. Loans Classified Assets Nonperforming Assets Allowance for Loan Losses Net Charge-Offs $12,194 $5,888 $4,184 $2,695 $15,164 9.73% 3.43% 1.82% 1.01% 4.54% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 2016 2017 2018 2019 2020 Classified Assets ($000s) % of Bank Tier 1 Capital + ALLL

34 Investor Highlights Investor Highlights

36 Note: data set includes selected Minnesota bank and thrift M&A transactions in recent years Source: S&P Global Market Intelligence; public filings Core Target Deal Deposit Announcement Total Assets Value Premium In Market / Buyer State Seller State Date ($mm) ($mm) (%) Market Entry MN MN 6/28/2019 $129 NA NA In Market SD MN 5/29/2019 $347 NA NA Market Entry MN MN 4/22/2019 $206 NA NA In Market IN MN 6/21/2018 $1,972 $433.8 14.9 In Market ND MN 2/19/2018 $729 NA NA Market Entry IA MN 11/13/2017 $390 $53.4 10.9 In Market IN MN 8/8/2017 $2,056 $303.3 8.6 Market Entry SD MN 8/3/2017 $409 NA NA Market Entry NE MN 6/28/2016 $209 NA NA In Market MN MN 1/7/2016 $76 $12.0 8.2 In Market ND MN 9/22/2015 $352 $46.0 8.2 In Market MN MN 7/24/2014 $670 $80.0 NA Market Entry IA MN 11/21/2014 $1,172 $133.6 6.0 Market Entry NE MN 7/25/2012 $401 NA NA Market Entry Recent Minnesota M&A Transactions

37 Source: S&P Global Market Intelligence; most recent quarter data *Dollars in thousands 267 •Commercial Banks located in Minnesota 234 •Commercial Banks located in Minnesota, and with less than $500 million in assets 50 •Commercial Banks located in the Twin Cities MSA, and with less than $500 million in assets 30 •Commercial Banks located in the Twin Cities MSA, with less than $500 million in assets, and a loan to deposits ratio of less than 80% ➢Total Assets (Median) = $181,678* ➢Cost of Funds (Median) = 0.41% Potential Acquisition Targets

Bridgewater Bancshares, Inc.

Consolidated Summary Financial Information - Historical

Dollar Values in Millions

	For the Fiscal Year Ended,				
	2016Y	2017Y	2018Y	2019Y	2020Y
Balance Sheet					
Total Assets	$ 1,260	$ 1,617	$ 1,974	$ 2,269	$ 2,927
Gross Loans	1,001	1,347	1,665	1,912	2,326
Deposits	1,024	1,339	1,561	1,823	2,502
Gross Loan/Deposits	97.8%	100.6%	106.7%	104.9%	93.0%
Capital					
Total Equity	$ 115	$ 137	$ 221	$ 245	$ 265
Tangible Common Equity[1]	111	133	217	241	262
Tangible Common Equity/Tangible Assets[1]	8.86%	8.26%	11.03%	10.65%	8.96%
Tier 1 Leverage Ratio	9.44%	8.38%	11.23%	10.69%	9.28%
Tier 1 Risk-based Capital Ratio	11.49%	9.49%	12.07%	11.39%	10.35%
Total Risk-based Capital Ratio	12.74%	12.46%	14.55%	12.98%	14.58%
Earnings & Profitability					
Net Income	$ 13.2	$ 16.9	$ 26.9	$ 31.4	$ 27.2
ROAA	1.20%	1.16%	1.51%	1.49%	1.04%
ROAE	12.88%	13.18%	13.87%	13.50%	10.51%
Net Interest Margin	4.00%	3.92%	3.72%	3.59%	3.46%
Non-Int Inc./Avg. Assets	0.23%	0.17%	0.14%	0.18%	0.22%
Adjusted Non-Int Exp./Avg. Assets	N/A	1.62%	1.59%	1.59%	1.44%
Adjusted Efficiency Ratio[1]	N/A	41.1%	41.7%	43.3%	40.5%
Asset Quality					
NPAs/Assets	0.52%	0.11%	0.03%	0.02%	0.03%
Reserves/NPLs	530.91%	1,448.81%	3,447.68%	4,886.33%	4,495.61%
Reserves/Loans	1.23%	1.22%	1.20%	1.18%	1.50%
NCOs/Average Loans	0.11%	0.00%	0.00%	0.01%	0.02%

[1] Non-GAAP financial measures; for further information, see page 39

38

BRIDGEWATER BANCSHARES, INC.

Reconciliation of Annual Non-GAAP Measures

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Efficiency Ratio	As of and for the year ended December 31 for year end data,								
	2016	2017	2017*	2018	2018*	2019	2019*	2020	2020*
Noninterest Expense	$ 20,168	$ 25,496	$ 25,496	$ 31,562	$ 31,562	$ 36,932	$ 36,932	$ 45,387	$ 45,387
Less: Amortization of Tax Credit Investments	-	-	(1,916)	-	(3,293)	-	(3,225)	-	(738)
Less: FHLB Advances Prepayment Fee	-	-	-	-	-	-	-	-	(7,043)
Less: Amortization Intangible Assets	(104)	(191)	(191)	(191)	(191)	(191)	(191)	(191)	(191)
Adjusted Noninterest Expense	$ 20,064	$ 25,305	$ 23,389	$ 31,371	$ 28,078	$ 36,741	$ 33,516	$ 45,196	$ 37,415
Net Interest Income	$ 42,118	$ 54,173	$ 54,173	$ 64,738	$ 64,738	$ 74,132	$ 74,132	$ 87,964	$ 87,964
Noninterest Income	2,567	2,536	2,536	2,543	2,543	3,826	3,826	5,839	5,839
Less: (Gain) Loss on Sales of Securities	(830)	250	250	125	125	(516)	(516)	(1,503)	(1,503)
Adjusted Operating Revenue	$ 43,855	$ 56,959	$ 56,959	$ 67,406	$ 67,406	$ 77,442	$ 77,442	$ 92,300	$ 92,300
Efficiency Ratio	45.8%	44.4%	41.1%	46.5%	41.7%	47.4%	43.3%	49.0%	40.5%

Tangible Common Equity & Tangible Common Equity/Tangible Assets	As of and for the year ended December 31 for year end data,				
	2016	2017	2018	2019	2020
Common Equity	$ 115,366	$ 137,162	$ 220,998	$ 244,794	$ 265,405
Less: Intangible Assets	(4,060)	(3,869)	(3,678)	(3,487)	(3,296)
Tangible Common Equity	$ 111,306	$ 133,293	$ 217,320	$ 241,307	$ 262,109
Total Assets	$ 1,260,394	$ 1,616,612	$ 1,973,741	$ 2,268,830	$ 2,927,345
Less: Intangible Assets	(4,060)	(3,869)	(3,678)	(3,487)	(3,296)
Tangible Assets	$ 1,256,334	$ 1,612,743	$ 1,970,063	$ 2,265,343	$ 2,924,049
Tangible Common Equity/Tangible Assets	8.86%	8.26%	11.03%	10.65%	8.96%

Tangible Book Value Per Share	2016	2017	2018	2019	2020
Book Value Per Common Share	$ 4.69	$ 5.56	$ 7.34	$ 8.45	$ 9.43
Less: Effects of Intangible Assets	(0.17)	(0.16)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.52	$ 5.40	$ 7.22	$ 8.33	$ 9.31
Total Common Shares	24,589,861	24,679,861	30,097,274	28,973,572	28,143,493

*Efficiency Ratio is adjusted to exclude the historic tax credit amortization and FHLB prepayment fees.
Dollars in thousands

39

BRIDGEWATER BANCSHARES, INC.

Reconciliation of Quarterly Non-GAAP Measures

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

	As of and for the quarter ended,									
Efficiency Ratio	**December 31, 2019**	**December 31, 2019 ***	**March 31, 2020**	**March 31, 2020***	**June 30, 2020**	**June 30, 2020***	**September 30, 2020**	**September 30, 2020***	**December 31, 2020**	**December 31, 2020***
Noninterest Expense	$ 10,489	$ 10,489	$ 9,746	$ 9,746	$ 10,711	$ 10,711	$ 9,672	$ 9,672	$ 15,258	$ 15,258
Less: Amortization of Tax Credit Investments	-	(1,128)	-	(85)	-	(362)	-	(145)	-	(146)
Less: FHLB Advances Prepayment Fee	-	-	-	-	-	(1,430)	-	-	-	(5,613)
Less: Amortization Intangible Assets	(48)	(48)	(48)	(48)	(47)	(47)	(48)	(48)	(48)	(48)
Adjusted Noninterest Expense	$ 10,441	$ 9,313	$ 9,698	$ 9,613	$ 10,664	$ 8,872	$ 9,624	$ 9,479	$ 15,210	$ 9,451
Net Interest Income	$ 19,928	$ 19,928	$ 20,102	$ 20,102	$ 21,342	$ 21,342	$ 21,679	$ 21,679	$ 24,841	$ 24,841
Noninterest Income	1,112	1,112	1,719	1,719	1,977	1,977	1,157	1,157	986	986
Less: Gain on Sales of Securities	-	-	(3)	(3)	(1,361)	(1,361)	(109)	(109)	(30)	(30)
Adjusted Operating Revenue	$ 21,040	$ 21,040	$ 21,818	$ 21,818	$ 21,958	$ 21,958	$ 22,727	$ 22,727	$ 25,797	$ 25,797
Efficiency Ratio	49.6%	44.3%	44.4%	44.1%	48.6%	40.4%	42.3%	41.7%	59.0%	36.6%

	As of and for the quarter ended,				
Tangible Common Equity & Tangible Common Equity/Tangible Assets	**December 31, 2019**	**March 31, 2020**	**June 30, 2020**	**September 30, 2020**	**December 31, 2020**
Common Equity	$ 244,794	$ 248,143	$ 257,190	$ 265,432	$ 265,405
Less: Intangible Assets	(3,487)	(3,439)	(3,391)	(3,344)	(3,296)
Tangible Common Equity	$ 241,307	$ 244,704	$ 253,799	$ 262,088	$ 262,109
Total Assets	$ 2,268,830	$ 2,418,730	$ 2,754,463	$ 2,774,564	$ 2,927,345
Less: Intangible Assets	(3,487)	(3,439)	(3,391)	(3,344)	(3,296)
Tangible Assets	$ 2,265,343	$ 2,415,291	$ 2,751,072	$ 2,771,220	$ 2,924,049
Tangible Common Equity/Tangible Assets	10.65%	10.13%	9.23%	9.46%	8.96%

Tangible Book Value Per Share	**December 31, 2019**	**March 31, 2020**	**June 30, 2020**	**September 30, 2020**	**December 31, 2020**
Book Value Per Common Share	$ 8.45	$ 8.61	$ 8.92	$ 9.25	$ 9.43
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 8.33	$ 8.49	$ 8.80	$ 9.13	$ 9.31
Total Common Shares	28,973,572	28,807,375	28,837,560	28,710,775	28,143,493

*Efficiency Ratio is adjusted to exclude the historic tax credit amortization and FHLB prepayment fees.
Dollars in thousands

40

Reconciliation of Quarterly Non-GAAP Measures – Pre-Provision

BRIDGEWATER BANCSHARES, INC.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

	As of and for the quarter end,				
Pre-Provision Net Revenue	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Noninterest Income	$ 1,112	$ 1,719	$ 1,977	$ 1,157	$ 986
Less: Gain on sales on Securities	-	(3)	(1,361)	(109)	(30)
Total Operating Noninterest Income	1,112	1,716	616	1,048	956
Plus: Net Interest Income	19,928	20,102	21,342	21,679	24,841
Net Operating Revenue	21,040	21,818	21,958	22,727	25,797
Noninterest Expense	10,489	9,746	10,711	9,672	15,258
Less: Amortization of Tax Credit Investments	(1,128)	(85)	(362)	(145)	(146)
Less: FHLB Advances Prepayment Fees	-	-	(1,430)	-	(5,613)
Total Operating Noninterest Expense	9,361	9,661	8,919	9,527	9,499
Pre-Provision Net Revenue	$ 11,679	$ 12,157	$ 13,039	$ 13,200	$ 16,298
Plus:					
Non-Operating Revenue Adjustments	-	3	1,361	109	30
Less:					
Provision for Loan Losses	600	2,100	3,000	3,750	3,900
Non-Operating Expense Adjustments	1,128	85	1,792	145	5,759
Provision for Income Taxes	1,380	2,532	2,010	2,240	1,690
Net Income	$ 8,571	$ 7,443	$ 7,598	$ 7,174	$ 4,979
Average Assets	$ 2,221,370	$ 2,317,040	$ 2,622,272	$ 2,711,755	$ 2,816,032
Pre-Provision Net Revenue Return on Average Assets	2.09%	2.11%	2.00%	1.94%	2.30%

Dollars in thousands

41